PROVIDENT BANCORP, INC. 2004 STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

                                                    ______-_______-____________
------------------------------------------------
Name of Recipient                                        Social Security Number


-------------------------------------------------------------------------------
Street Address

-----------------------------------------------  ----------------- ------------
 City                                             State            ZIP Code

This Stock Option Agreement is intended to set forth the terms and conditions on which a Stock Option has been granted under the Provident Bancorp, Inc. 2004 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Stock Option. Attached as Exhibit A are its general terms and conditions.


=============================== ============= ==============================================================================
         OPTION GRANT              GRANT                              OPTION DETAIL BY VESTING DATE
                                 SUMMARY**
=============================== ============= ============== ================ =============== =============== ===============

=============================== ============= ============== ================ =============== =============== ===============
=============================== ============= ============== ================ =============== =============== ===============

Grant Date:
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
Class of Optioned Shares *
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
No. of Optioned Shares*
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
Option Type (ISO or NQSO)
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
Exercise Price Per Share *
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
Vesting Percent *
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
No. of Shares Released from
Grant on Each Indicated
Vesting Date *
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
Cumulative No. of Shares
Exercisable on Each Indicated
Vesting Date *
                                ------------- -------------- ---------------- --------------- --------------- ---------------
------------------------------- ------------- -------------- ---------------- --------------- --------------- ---------------
Option Expiration Date *
=============================== ============= ============== ================ =============== =============== ===============

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.
** This column reflects a summary of the option grant detailed in the remaining columns of this table. It does not constitute a separate, additional option grant.

By signing where indicated below, Provident Bancorp, Inc. (the "Company") grants this Stock Option upon the specified terms and conditions, and the Recipient acknowledges receipt of this Stock Option Agreement, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

PROVIDENT BANCORP, INC.                   RECIPIENT

By
   ---------------------------------      -------------------------------------
       Name:                                      Print Name:


------------------------------------
     Title:

                                                                      EXHIBIT A
                                                                      ---------

                PROVIDENT BANCORP, INC. 2004 STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

                          General Terms and Conditions

     Section 1. Incentive Stock Option. If the Option has been granted to a recipient who is a non-employee director, it is a Non-Qualified Stock Option
(NQSO). If the Option has been granted to an individual who is an employee and is designated as an ISO, the Company intends the Option evidenced hereby to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986 ("Code"). If the Option or any part of the Option does not qualify as an "incentive stock option" under the Plan or the Code, the Option, or the part not qualifying, shall be treated as a Non-Qualified Stock Option under the Code.

     Section 2. Option Period. (a) Subject to section 2(b), the Recipient shall have the right to purchase all or any portion of the optioned Shares at any time during the period ("Option Period") commencing on the Earliest Vesting Date and ending on the earliest to occur of the following dates:

                           (i) the close of business on the date of the
                  Recipient's termination of service due to resignation or immediately upon Termination for Cause;

                           (ii) last day of the 3-month period commencing on the
                  date of the termination of all service with the Company and Provident Bank due to a discharge that is not a Termination for Cause;

                           (iii) the last day of the 1-year period commencing on
                  the date of termination of all service with the Company and Provident Bank due to death, Disability or Retirement, and

                           (iv) the last day of the ten-year period following
                  the date on which the Option was granted.

                  (b) If the Option is designated as an ISO, the favorable tax treatment applicable to incentive stock options may not apply if it is exercisable more than three months after termination of employment for reasons other than death or total and permanent disability (within this meaning of section 22(e)(3) of the Code) or more than one year after termination of employment due to death or total and permanent disability.

                  (c) If the Option has an Earliest Exercise Date that is before its Vesting Date, the Option may be exercised before it is vested. In this case, the Shares issued will bear a restrictive legend and will be nontransferable and subject to forfeiture until their Vesting Date.

                  (d) To become vested in an Option, the Recipient must be in continuous service with the Company during the period beginning on the Grant Date and ending on the Vesting Date. In addition, the disinterested members of the "Committee" (as defined in the 2004 Stock Incentive Plan) must determine in its discretion that the Recipient's performance as an officer or employee has been satisfactory. In general, performance is considered satisfactory if the recipient has been the subject of a formal written performance appraisal within the most recent 12 months and received a salary increase or one-time payment in lieu of a salary increase and no material negative change in the performance level has occurred. If performance is not determined to have been satisfactory, or, if the Recipient terminated service with the Company prior to a vesting date, any Options granted hereunder that are scheduled to vest on that Vesting Date, and any Shares issued upon exercise of such an Option, are deemed forfeited for that recipient. In the event of the Recipient's termination of service with the Company due to death, Disability or Retirement, unvested Options with a Vesting Date that occurs during the calendar year of termination or the following calendar year, and any Shares issued upon exercise of such Options, will be deemed vested as of the termination date. Options that are forfeited will be canceled and will cease to be exercisable. Any Shares that are forfeited must be returned to the Company in exchange for a payment equal to Exercise Price paid for the Shares or their Fair Market Value on the date forfeited, whichever is less. In the event of a Change in Control, all Options evidenced by this Agreement that were not previously forfeited will be 100% vested.

                  (e) To qualify for Retirement, the Recipient must, as of the termination date, have attained age 65, or attained age 55 and have at least 10 consecutive years of service, and, in either case, must enter into a retirement agreement with the Company in a form approved by the Committee, within the Committee's discretion, and under which the Recipient agrees, for a period of 2 years, to provide consulting services to the Company and Provident Bank (as specified in Section 2.35 of the Plan) and to refrain from competing with or soliciting employees and customers of the Company and Provident Bank.

     Section 3. Exercise Price. During the Option Period, and after the applicable Earliest Exercise Date, the Recipient shall have the right to purchase all or any portion of the optioned Shares at the Exercise Price per Share.

     Section 4. Method of Exercise. The Recipient may, at any time during the Option Period provided by section 2, exercise his right to purchase all or any part of the optioned Shares then available for purchase; provided, however, that the minimum number of shares of optioned Shares which may be purchased shall be one hundred (100) or, if less, the total number of shares of optioned Shares then available for purchase. The Recipient shall exercise such right by:

                  (a) giving written notice to the Committee, in the form attached hereto as Appendix A; and

                  (b) delivering to the Committee full payment of the Exercise Price for the optioned Common Stock to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of this section 4 have been satisfied. Payment shall be made
(i) in United States dollars by certified check, money order, official bank check or personal check made payable to the order of Provident Bancorp, Inc.,
(ii) with the Committee's approval, in Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached (or using a "constructive delivery" method approved by the Committee), already owned by the Recipient for more than 6 months and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (iii) in a combination of
(i) and (ii). If this Option is designated as an ISO or is exercised before its Vesting Date, the Recipient shall not, without the prior written approval of the Committee, dispose of Shares acquired pursuant to the exercise.

     Section 5. Delivery and Registration of Optioned Shares. As soon as is practicable following the date on which the Recipient has satisfied the requirements of section 4, the Committee shall take such action as is necessary to cause the Company to issue a stock certificate evidencing the Recipient's ownership of the optioned Shares that have been purchased. The Recipient shall have no right to vote or to receive dividends, nor have any other rights with respect to optioned Shares, prior to the date as of which such optioned Shares are transferred to the Recipient on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected. The obligation of the Company to deliver Shares under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. The Committee may provide that any such representation shall become inoperative upon registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Agreement prior to (a) the admission of such Common Stock to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

     Section 6. Adjustments in the Event of Reorganization. In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event which the Committee believes warrants an adjustment to avoid the enlargement or dilution of rights, the number of Shares subject to the Option granted hereunder and the Exercise Price per share of such Option shall be adjusted in accordance with the Plan to account for such event. In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any exercisable option granted hereunder shall be cancelled or adjusted in accordance with the Plan.

     Section 7. No Right to Continued Service. Nothing in this Agreement nor any action of the Board or Committee with respect to this Agreement shall be held or construed to confer upon the Recipient any right to a continuation of service by the Company or Provident Bank. The Recipient may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

     Section 8. Taxes. Where any person is entitled to receive Shares pursuant to the exercise of the Option granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

     Section 9. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a) If to the Committee:

                           Provident Bancorp, Inc.
                           c/o Provident Bank
                           400 Rella Boulevard
                           Montebello, New York

                           Attention:    Corporate Secretary

                  (b) If to the Recipient, to the Recipient's address as shown in the Company's records.

     Section 10. Restrictions on Transfer. The Option granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Recipient other than by will or by the laws of descent and distribution or as otherwise permitted by the Plan. To name a Beneficiary who may exercise your Options following your death, complete the attached Appendix B and file it with the Corporate Secretary of Provident Bancorp, Inc. The Recipient may, with the approval of the Committee, transfer unexercised NQSOs to certain Family Members after those Options have vested. Options transferred to Family Members continue to be subject to the same terms and conditions (including post-termination expiration provisions) that would apply if they had not been transferred.

     Section 11. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Recipient and their respective heirs, successors and assigns.

     Section 12. Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

     Section 13. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law. The federal and state courts having jurisdiction in Rockland County, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Option granted under this Agreement, the Recipient, and any other person claiming any rights under the Agreement, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

     Section 14. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Company and the Recipient.

     Section 15. Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Recipient acknowledges receipt of a copy of the Plan. The Recipient acknowledges that he or she may not and will not rely on any statement of account or other communication or document issued in connection with the Plan other than the Plan, this Agreement, and any document signed by an authorized representative of the Company that is designated as an amendment of the Plan or this Agreement.

                      APPENDIX A TO STOCK OPTION AGREEMENT
                PROVIDENT BANCORP, INC. 2004 STOCK INCENTIVE PLAN
                       Notice of Exercise of Stock Option
------------------------------------------------------------------------------
Use this Notice to inform the Committee administering the Provident Bancorp, Inc. 2004 Stock Incentive Plan ("Plan") that you are exercising your right to purchase shares of common stock ("Shares") of Provident Bancorp, Inc. ("Provident") pursuant to an option ("Option") granted under the Plan. If you are not the person to whom the Option was granted ("Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Stock Option Agreement entered into between Provident and the Recipient ("Agreement"). This Notice should be personally delivered or mailed by certified mail, return receipt requested to: Provident Bancorp, Inc., c/o Provident Bank, 400 Rella Boulevard, Montebello, New York, Attention: Corporate Secretary. The effective date of the exercise of the Option shall be the earliest date practicable following the date this Notice is received by Provident ("Effective Date"). Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Notice is subject to all of the terms and conditions of the Plan and the Agreement.

OPTION INFORMATION Identify below the Option that you are exercising by providing the following information from the Stock Option Agreement.

   Name of Recipient:
   Option Grant Date:   ____________________, __________
                        (Month and Day)       (Year)
   Exercise Price per share:        $_________.____

EXERCISE PRICE Compute the Exercise Price below and select a method of payment.

 Total Exercise Pri                 x  $                 = $
                     -------------     ---------------     -----------------
                    (No. of Shares)    (Exercise Price)  Total Exercise Price

    Method of Payment
      |_|   I enclose a certified check, money order, official
            bank check, or personal check payable to the order
            of Provident Bancorp, Inc. in the amount of           $
                                                                   -----------
      |_|   I enclose Shares owned by me for more than 6 months
            ("Previously Owned Shares") duly endorsed for transfer
            to Provident with all stamps attached and having a
            fair market value of                                  $
                                                                   -----------
      |_|   I enclose a sworn affidavit and a copy of stock
            certificate(s), brokerage statement(s) or other
            evidence of Previously Owned Shares with the Fair
            Market Value indicated and request that the number
            of new Shares issued to me be reduced by the number
            of Previously Owned Shares applied to pay the
            Exercise Price (requires Committee approval.)         $
                                                                   -----------

                                            Total Exercise Price  $
                                                                   -----------
ISSUANCE OF CERTIFICATES
 I hereby direct that the stock certificates representing the Shares purchased pursuant to section 2 above be issued to the following person(s) in the amount specified below:

               Name and Address                  Social Security    No of Shares
__________________     ________________________ _____-_______-____  ___________
                       ________________________
__________________     ________________________ _____-_______-____  ___________
                       ________________________


AUTHORIZATION OF STOCK CERTIFICATES & SHARES DELIVERY AND AUTHORIZATION FOR DELIVERY OF PROCEEDS FROM SHARES SALE OR EXERCISE

Name of Financial Institution ____________________
Contact Person __________________________________

Address ______________________________________________________________________
        Street                 City                   State        Zip
Telephone Number ______________________________


Register and deliver Shares as follows: _______________________________________
-------------------------------------------------------------------------------

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Transfer funds as follows: ____________________________________________________

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WITHHOLDING  ELECTIONS For Employee  Recipients with Non-Qualified Stock Options only. Beneficiaries and Outside Directors should not complete. I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the Shares to be issued to me pursuant to this Notice, but that I may request Provident to retain or sell a sufficient number of such Shares to cover the amount to be withheld. I hereby request that any taxes required to be withheld be paid in the following manner [check one]:

       |_|   With a certified or bank check that I will deliver to the
             Administrator on the day after the Effective Date of my
             Option exercise.
       |_|   With the proceeds from a sale of Shares that would
             otherwise be distributed to me.
       |_|   Retain shares that would otherwise be distributed to me.

I understand that the withholding elections I have made on this form are not binding on the Committee, and that the Committee will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date. I further understand that the Committee may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me.

I further understand that if I have elected to have Shares sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more Shares than are necessary.

COMPLIANCE  WITH TAX AND SECURITIES  LAWS
I understand that I must rely on, and consult with, my own tax and legal counsel (and not Provident Bancorp, Inc.) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.

S H
I E   ------------------------------------------------   ----------------------
G R   Signature                                          Date
N E
      -------------------------------------------------------------------------
                                        Address

                                Internal Use Only
--------------------------------                 ------------------------------


-------------------------------------------------------------------------------
Corporate Secretary
                         Received  [check one]:   |_| By Hand   |_| By Mail
                                                                Post Marked
                                                              _________________
                                                              Date of Post Mark

By
  -----------------------------------                         _________________
   Authorized Signature                                       Date of Receipt
-------------------------------------------------------------------------------

                      APPENDIX B TO STOCK OPTION AGREEMENT
                PROVIDENT BANCORP, INC. 2004 STOCK INCENTIVE PLAN

                  Beneficiary Designation Form - Stock Options


-------------------------------------------------------------------------------
GENERAL          Use this form to designate the Beneficiary(ies) who may
INFORMATIN       exercise Options outstanding to you at the time of your
                 death.

Name of Person
Making Designation
                  -----------------------------------------------------------
Security Number ______--_____--__________


BENEFICIARY      Complete sections A and B. If no percentage shares are
DESIGNATION      specified, each Beneficiary in the same class (primary or
                 contingent) shall have an equal share. If any designated
                 Beneficiary predeceases you, the shares of each remaining
                 Beneficiary in the same class (primary or contingent) shall be increased proportionately.

A PRIMARY BENEFICIARY(IES). I hereby designate the following person as my primary Beneficiary under the Plan, reserving the right to change or revoke this designation at any time prior to my death:


Name             Address             Relationship  Birthdate  Share

                 ------------------- ------------  ---------  -----%
---------------- -------------------
                 -------------------
---------------- ------------------- ------------  ---------  -----%
                 -------------------
                 -------------------
---------------  ------------------- ------------  --------- ------%
                                                             Total = 100%

B CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Plan to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death as to all outstanding
Options:
Name             Address             Relationship  Birthdate  Share

                 ------------------- ------------  ---------  -----%
---------------- -------------------
                 -------------------
---------------- ------------------- ------------  ---------  -----%
                 -------------------
                 -------------------
---------------  ------------------- ------------  --------- ------%
                                                             Total = 100%

S H I understand that this Beneficiary Designation shall be effective only
I E if properly completed and received by the Corporate Secretary of G R Provident Bancorp, Inc. prior to my death, and that it is subject to all of N E the terms and G R conditions of the Plan. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Options.


-----------------------------------------------       -------------------------
Your Signature                                        Date


-------------------------------Internal Use Only-------------------------------

-------------------------------------------------------------------------------
This Beneficiary  Designation was received                     Comments
by the Corporate Secretary of Provident Bancorp,
Inc. on the date indicated.




By
   ------------------------------------------    ----------------
         Authorized Signature                     Date


-------------------------------------------------------------------------------